Exhibit 10.1

Schedule to Exhibit 10.1

There are 101 management agreements with subsidiaries of Sonesta Holdco Corporation, or Sonesta, for hotels which we and Sonesta have designated as conversion hotels, a representative form of which is filed as Exhibit 10.6 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and which is incorporated herein by reference.  The other 100 management agreements, with the respective parties and applicable to the respective hotels listed below, are substantially identical in all material respects to the representative form of management agreement.

Owner	Name/Trade Name and Street Address	Landlord	Manager	Effective Date	Service Level	Owner’s Priority
SVC NJ TRS LLC	Sonesta Hamilton Park Morristown 175 Park Avenue Florham Park, New Jersey 07932	HPT Cambridge LLC	Sonesta NJ LLC	10/01/2020	Full Service	$5,484,939
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Huntsville 201 Exchange Pl Huntsville, AL	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$878,991.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Birmingham 600 Corporate Ridge Dr Birmingham, AL	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$844,082.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Phoenix 11411 N Black Canyon Hwy Phoenix, AZ	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$798,056.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Phoenix Tempe 1335 W Baseline Road Tempe, AZ	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,029,140.00
HPT TRS IHG-2, Inc.	Sonesta ES Suites San Diego - Rancho Bernardo 11855 Avenue of Industry San Diego, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,715,539.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Anaheim	HPT IHG-2 Properties Trust	Sonesta International	12/01/2020	Select Service	$931,185.00

	12901 Garden Grove Blvd Garden Grove, CA		Hotels Corporation
HPT TRS IHG-2, Inc.	Sonesta ES Suites San Francisco Airport 1350 Huntington Ave San Bruno, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,461,762.00
HPT TRS IHG-2, Inc.	Sonesta ES Suites San Jose Airport 1602 Crane Court San Jose, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$2,585,487.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Orange County Spectrum Center 16150 Sand Canyon Ave Irvine, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$930,451.00
HPT TRS IHG-2, Inc.	Sonesta ES Suites Anaheim 1855 S Manchester Avenue Anaheim, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$2,765,254.00
HPT TRS IHG-2, Inc.	Sonesta Anaheim 1915 S Manchester Avenue Anaheim, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Full Service	$1,507,802.00
HPT TRS IHG-2, Inc.	Sonesta ES Suites Torrance Redondo Beach 19901 Prairie Ave Torrance, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,897,192.00
HPT TRS IHG-2, Inc.	Sonesta ES Suites Chatsworth 21902 Lassen Chatsworth, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,434,478.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Orange County Airport 2600 Red Hill Avenue Santa Ana, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,072,784.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Orange County Irvine 3 South Pointe Drive Lake Forest, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,065,780.00

HPT TRS IHG-2, Inc.	Sonesta Simply Suites Silicon Valley Santa Clara 481 El Camino Real Santa Clara, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,059,827.00
HPT TRS IHG-2, Inc.	Sonesta Los Angeles Airport 5985 W Century Blvd Los Angeles, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Full Service	$4,267,197.00
HPT TRS IHG-2, Inc.	Sonesta ES Suites San Diego - Sorrento Mesa 6639 Mira Mesa Blvd San Diego, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$2,032,577.00
HPT TRS IHG-2, Inc.	Sonesta San Jose 777 Bellew Drive Milpitas, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Full Service	$3,732,839.00
HPT TRS IHG-2, Inc.	Sonesta ES Suites Sunnyvale 900 Hamlin Ct Sunnyvale, CA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$3,152,598.00
HPT TRS IHG-2, Inc.	Sonesta Denver 1450 Glenarm Place Denver, CO	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Full Service	$7,648,405.00
HPT TRS IHG-2, Inc.	Sonesta ES Suites Denver South 7820 Park Meadows Drive Lonetree, CO	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,376,857.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Denver Federal Center 895 Tabor Street Lakewood, CO	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$977,957.00
HPT TRS IHG-2, Inc.	Royal Sonesta Washington DC 2121 P Street NW Washington, D.C.	HPT IHG-3 Properties LLC	Sonesta International Hotels Corporation	12/01/2020	Full Service	$11,316,000.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Clearwater	HPT IHG-2 Properties Trust	Sonesta International	12/01/2020	Select Service	$646,337.00

	13231 49th St N Clearwater, FL		Hotels Corporation
HPT TRS IHG-2, Inc.	Sonesta ES Suites Fort Lauderdale Plantation 410 North Pine Island Road Fort Lauderdale, FL	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,746,591.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Jacksonville 4990 Belfort Road Jacksonville, FL	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$943,231.00
HPT TRS IHG-2, Inc.	Sonesta ES Suites Lake Buena Vista 8751 Suiteside Drive Orlando, FL	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$2,780,439.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Miami Airport 8855 NW 27th St Miami, FL	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,017,411.00
HPT TRS IHG-2, Inc.	Sonesta Miami Airport 950 NW 42nd Avenue Miami, FL	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Full Service	$2,450,702.00
HPT TRS IHG-2, Inc.	Sonesta Atlanta Airport North 1325 Virginia Avenue Atlanta, GA	HPT IHG-3 Properties LLC	Sonesta International Hotels Corporation	12/01/2020	Full Service	$5,172,449.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Atlanta 3665 Shackleford Rd Duluth, GA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$865,511.00
HPT TRS IHG-2, Inc.	Sonesta ES Suites Alpharetta North Point 3980 North Point Parkway Alpharetta, GA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,225,640.00
HPT TRS IHG-2, Inc.	Sonesta ES Suites Atlanta - Perimeter Center 4601 Ridgeview Road Dunwoody, GA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,558,947.00

HPT TRS IHG-2, Inc.	Sonesta Atlanta Airport South 4669 Airport Blvd Atlanta, GA	HPT IHG GA Properties LLC	Sonesta International Hotels Corporation	12/01/2020	Full Service	$1,960,466.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Des Moines 7625 Office Plaza Drive N Des Moines, IA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$782,848.00
HPT TRS IHG-2, Inc.	Sonesta Chicago O'Hare Airport 10233 West Higgins Road Rosemont, IL	HPT IHG-3 Properties LLC	Sonesta International Hotels Corporation	12/01/2020	Full Service	$3,359,209.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Chicago Libertyville 1100 N US Route 45 Libertyville, IL	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$849,479.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Chicago Waukegan 1151 S Waukegan Rd Waukegan, IL	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$805,302.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Chicago Naperville 27 W 300 Warrenville Rd Warrenville, IL	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$961,214.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Chicago O'Hare 4021 N Mannheim Rd Schiller Park, IL	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,629,888.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Kansas City Overland Park 11001 Oakmont Overland Park, KS	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$737,032.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Wichita Northeast 3141 N Webb Road Wichita, KS	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$636,684.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Wichita Airport	HPT IHG-2 Properties Trust	Sonesta International	12/01/2020	Select Service	$651,297.00

	570 South Julia Wichita, KS		Hotels Corporation
HPT TRS IHG-2, Inc.	Sonesta ES Suites Baton Rouge 4001 Nicholson Drive Baton Rouge, LA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,452,386.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Boston Burlington 130 Middlesex Turnpike Burlington, MA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,323,128.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Boston Braintree 235 Wood Road Braintree, MA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,347,308.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Baltimore BWI Airport 1247 Winterson Road Linthicum Heights, MD	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,160,156.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Detroit Southfield 1 Corporate Drive Southfield, MI	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,060,711.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Detroit Troy 2550 Troy Center Dr Troy, MI	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$834,407.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Detroit Ann Arbor 701 Waymarket Way Ann Arbor, MI	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$836,303.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Detroit Warren 7010 Convention Blvd Warren, MI	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,023,967.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Minneapolis Richfield 351 West 77th Street Minneapolis, MN	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,220,324.00

HPT TRS IHG-2, Inc.	Sonesta Simply Suites St Louis Earth City 3250 Rider Trail S Earth City, MO	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$775,948.00
HPT TRS IHG-2, Inc.	Sonesta Charlotte 5700 Westpark Drive Charlotte, NC	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Full Service	$3,632,053.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Charlotte University 8812 University East Drive Charlotte, NC	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$974,464.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Philadelphia Mount Laurel 4000 Crawford Place Mount Laurel, NJ	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$877,530.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Somerset 41 World's Fair Drive Somerset, NJ	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,020,029.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Albuquerque 3025 Menaul Blvd NE Albuquerque, NM	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,032,400.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Las Vegas 4034 South Paradise Road Las Vegas, NV	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$2,573,572.00
HPT TRS IHG-2, Inc.	Sonesta White Plains 66 Hale Avenue White Plains, NY	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Full Service	$7,237,772.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Cleveland North Olmsted 24741 Country Club Blvd N Olmstead, OH	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$907,042.00

HPT TRS IHG-2, Inc.	Sonesta Columbus 33 East Nationwide Blvd Columbus, OH	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Full Service	$5,357,317.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Columbus Airport 590 Taylor Rd Gahanna, OH	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$764,858.00
HPT TRS IHG-2, Inc.	Candlewood Suites Oklahoma City 4400 River Park Drive Oklahoma City, OK	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$785,795.00
HPT TRS IHG-2, Inc.	Royal Sonesta Portland 506 SW Washington Street Portland, OR	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Full Service	$9,120,000.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Pittsburgh Airport 100 Chauvet Drive Pittsburgh, PA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,006,515.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Philadelphia Willow Grove 250 Business Center Drive Horsham, PA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$918,845.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Knoxville 10206 Parkside Drive Knoxville, TN	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$568,242.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Nashville Brentwood 5129 Virginia Way Brentwood, TN	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$986,474.00
HPT TRS IHG-2, Inc.	Sonesta ES Suites Austin Arboretum 10201 Stonelake Blvd Austin, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,341,256.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Houston CityCentre	HPT IHG-2 Properties Trust	Sonesta International	12/01/2020	Select Service	$985,633.00

	10503 Town & Country Way Houston, TX		Hotels Corporation
HPT TRS IHG-2, Inc.	Sonesta ES Suites Dallas - Las Colinas 1201 Executive Circle Irving, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$952,953.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Dallas Richardson 12525 Greenville Ave Dallas, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$849,104.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Dallas Galleria 13939 Noel Road Dallas, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$947,901.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Arlington 2221 Brookhollow Plaza Dr Arlington, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$798,280.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Houston Clear Lake 2737 Bay Area Blvd Houston, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$876,441.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Houston Westchase 4033 W Sam Houston Parkway Houston, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$975,908.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Austin South 4320 IH 35 Frontage Road Austin, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,090,683.00
HPT TRS IHG-2, Inc.	Sonesta ES Suites San Antonio Northwest 4320 Spectrum One San Antonio, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,275,847.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Plano 4701 Legacy Drive Plano, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$884,916.00

HPT TRS IHG-2, Inc.	Sonesta Simply Suites Houston Galleria 4900 Loop Central Dr Houston, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$846,728.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Fort Worth 5201 Endicott Avenue Fort Worth, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$633,173.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Dallas Las Colinas 5300 Green Park Drive Irving, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,090,057.00
HPT TRS IHG-2, Inc.	The Stephen F Austin Royal Sonesta Hotel 701 Congress Avenue Austin, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Full Service	$4,948,054.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites San Antonio Northwest 9350 IH 10 West San Antonio, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$637,813.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Austin Arboretum 9701 Stonelake Boulevard Austin, TX	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,151,626.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Salt Lake City Airport 2170 West North Temple Salt Lake City, UT	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$914,023.00
HPT TRS IHG-2, Inc.	Sonesta ES Suites Dulles Airport 13700 Coppermine Rd Herndon, VA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,940,640.00
HPT TRS IHG-2, Inc.	Sonesta Simply Suites Hampton 401 Butler Farm Road Hampton, VA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$811,758.00
HPT TRS IHG-2, Inc.	The Alexis Royal Sonesta Hotel	HPT IHG-2 Properties Trust	Sonesta International	12/01/2020	Full Service	$6,510,194.00

	1007 First Avenue Seattle, WA		Hotels Corporation
HPT TRS IHG-2, Inc.	Sonesta ES Suites Vancouver - Portland West 7301 NE 41st Street Vancouver, WA	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Select Service	$1,379,753.00
HPT TRS IHG-2, Inc.	Sonesta Milwaukee West 10499 Innovation Drive Milwaukee, WI	HPT IHG-2 Properties Trust	Sonesta International Hotels Corporation	12/01/2020	Full Service	$2,400,000.00
SVC Randolph Street TRS LLC	The Allegro Royal Sonesta Hotel 171 West Randolph Street Chicago, Illinois 60601	HPT IHG-3 Properties LLC	Sonesta Randolph Street LLC	12/01/2020	Full Service	$7,217,620
HPT State Street TRS LLC	Royal Sonesta Chicago River North 505 North State Street Chicago, Illinois 60654	HPT IHG Chicago Property LLC	Sonesta State Street LLC	12/01/2020	Full Service	$4,400,000
SVC Redondo Beach TRS LLC	Sonesta Redondo Beach and Marina 300 North Harbor Drive Redondo Beach, California 90277	HPT IHG-2 Properties Trust	Sonesta Redondo Beach LLC	12/01/2020	Full Service	$6,431,772
SVC Jersey City TRS LLC	Sonesta Jersey City 21 2nd Street Jersey City, New Jersey 07302	HPT IHG-2 Properties Trust	Sonesta Jersey City LLC	12/01/2020	Select Service	$3,005,981
SVC Morris Plains TRS LLC	Sonesta Parsippany Morris Plains 100 Candlewood Drive Morris Plains, New Jersey 07950	HPT IHG-2 Properties Trust	Sonesta Morris Plains LLC	12/01/2020	Select Service	$1,079,582
SVC Nanuet TRS LLC	Sonesta Nanuet Rockland County 20 Overlook Boulevard Nanuet, New York 10954	HPT IHG-2 Properties Trust	Sonesta Nanuet LLC	12/01/2020	Select Service	$1,097,041